Exhibit 99.2	Display Solutions for Advanced Technology – November 2001 AeA Classic Conference.

Slide 1

Three-Five Systems, Inc.
      Display Solutions for Advanced Technology

Slide 2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company’s filings with the SEC, including its 10K.

Slide 3

TFS Company Overview

Global Custom Display Solutions Provider
      Design, Sales Support, Manufacturing Capability

Full Portfolio of Display Technology
      STN, CSTN, TFT, OLEDs, Microdisplays

Engaged in Large Growing Markets
      Served Direct View Display Market: $5B+
      Microdisplay Market: $3B+

Focus on Diversification

Slide 4

TFS Display Solutions Provider

TN and STN — passive matrix LCD
CSTN — reflective color LCD
TFT — active matrix color LCD suitable for video
LCoS Microdisplays — tiny, high-resolution active matrix
OLEDs — super-bright

Slide 5

Custom Displays — How We Win
      Fulfill Customer Needs for Differentiation and Time to Market

Research and Development: US
Engineering Design Centers: US, China
Manufacturing Glass: US, China
Module Assembly: US, China, Philippines,
Sales Support: US, China, Singapore, Europe, Taiwan, Korea, Brazil

Slide 6

Served Core Business Market
      Dollars in billions

	2000	2001	2002	2003	2004

Industrial/Medical	1.196	1.232	1.279	1.36	1.438

Medical	114	127	142	159	176

Consumer	1.295	1.787	1.779	2.08	2.308

Cellular	2.783	3.425	3.884	4.195	4.476

Cellular
Consumer
Industrial/Medical

Source: SRI, various industry resources

Slide 7

Wireless Handset Market**
      millions of units

	2000	2001	2002	2003	2004*	2005

Cell Phones	405	405	465	560	700	900

*	20%-30% Color

**	Various Industry Sources

Slide 8

Customer and Market Diversification
      28 New Design Wins in Y2K

Markets:
72% Wireless Handset Applications
28% PDAs, Appliances, MP3 Players, etc.

Customers:
22% Existing Customers
78% New Customers

Slide 9

Why OLEDs Now?
      Market studies by independent research companies
      OLED Display Market Size — Worldwide ($ millions)

	1999	2000	2001	2002	2003	2004

Car Electronics	30	30	75	100	200	200

Cellular Phones	0	60	150	310	700	950

Other	0	0	50	100	200	350

Source: Nomura Research Institute Tohoku Pioneer Confidential Proprietary

Slide 10

Bringing OLEDs to Market

Three-Five Systems
       51%
       Asia Module Manufacturing

DuPont Displays
       49%
       OLED Glass — Ritek

Three-D OLED
       Sales
       Design Engineering

Customer

Slide 11

Increasing Display Value
INFORMATION CONTENT

Direct View LCDs
       Segmented
             Household Audio
       Dot Matrix
             Household Appliance
             Audio Equipment
             Dashboard Display
             Cell Phones
       Graphics
             Phones
             Video Games
             Electronic
             POS Terminals
             MP3 Players

Microdisplays
       Internet
             Portable Communications
             PDAs
             Network Appliances
       High Definition Projection TV
             Large Computer Monitors
             Front Projectors

Graphic: x-axis: Resolution — Time — Market Size
                 y-axis: Price

Slide 12

LCoS Microdisplay
          Leverage Two Major Technologies
•	Liquid Crystal
•	Silicon CMOS

Glass
Liquid Crystal
Silicon CMOS

Slide 13

LCoS Microdisplay Markets

Digital Television — 1,000,000 — 2,000,000 Pixels
Multi-media Projectors — 1,300,000 — 2,000,000 Pixels
Large Format Monitors — 1,300,000 — 5,000,000 Pixels
Mobile Internet Appliances — 500,000 Pixels

Slide 14

Microdisplay Market Opportunity

	1999	2000	2001	2002	2003	2004

Mobile Internet Appliances	0	.085	0.5	0.9	2	2.8

Multi-media Projectors	0	1.098	1.9	2.3	2.6	3.2

Large Format Monitors	0.2	0	0.09	0.167	0.45	0.8

Digital Television (HDTV)	0.5	0	0.45	0.56	1.2	1.8

Source: Stanford Resources, MacLaughlin Associates, and Industry Sources

Slide 15

LCoS Microdisplay Vision

•	HDTV / Monitor
•	Projector
•	Near to Eye

Time	2000	2001	2002

Resolution	SXGA – 1.3M, .78” SVGA – 5M, .43

		WUXGA – 2.3M, .85” XGA – .78M, .53” 720P – 1M, .7"

			SXGA+ – 1.5M, .72” QSXGA – 5M, .85”

Slide 16

Display Driver Roadmap

Relative Cost

X 50	34 ICs

X 10		15 major ICs

X 1			7 ICs

	CY2000	CY2001	CY2002

Slide 17

Intellectual Property Focus

	TFS IP	TFS IP	TFS
	Thru 1999	2000	Current IP

Patents Issued	5	1	6

Patents Pending	12	14	26

Patent Disclosures	16	20	36

Inventors Active in the Patent Process	6	22	28

Slide 18

Partnering for the Future

Mitsui & Co., Ltd.
DuPont Displays
RCA
Synaptics — The Human Interface Company
ST
ADO — Advanced Digital Optics
UMC

Graphic: logo of each company list on slide

Slide 19

TFS Company Summary

•	Global Custom Display Solutions Provider
•	Full Portfolio of Display Technology
•	High Growth Markets: Wireless Handset LCDs and Microdisplays
•	Focus on Diversification of Customer Base and Markets

Slide 20

Finance

Slide 21

Financial History

Sales Revenue ($millions)

1998:	95.0

1999:	147.4

2000:	160.7

2001:	116.0	(1)

Net Income ($millions)

1998:	2.6

1999:	6.9

2000:	14.8

2001:	13.6	(1)(2)

1 Based on analyst estimates

2 Proforma

Slide 22

ASP Trend

Units Shipped (in millions)

Q3 2000	3.2

Q4 2000	3.2

Q1 2001	3.7

Q2 2001	2.8

Q3 2001	3.3

Total Revenue (in millions)

Q3 2000	40.2

Q4 2000	36.4

Q1 2001	35.6

Q2 2001	25.0

Q3 2001	26.6

Slide 23

Income Statement
      ($ in millions)

				(Proforma)
	1999	2000	Q1-2001	Q2-2001	Q3-2001

Revenue	$147.4	$160.7	$35.6	$25.0	$26.6

Gross Margin	29.8	36.0	4.4	(4.3)	(0.9)

	20.2%	22.4%	12.3%	(17.3)%	(3.2)%

SGA	11.2	9.5	2.5	2.7	2.4

	7.6%	5.9%	7.0%	10.8%	9.2%

RD&E	8.7	13.3	3.7	4.1	4.2

	5.9%	8.3%	10.4%	16.5%	15.9%

Operating Income	9.9	13.2	(1.8)	(11.1)	(7.5)

	6.7%	8.2%	—	—	—

Net Income	$6.9	$14.8	$0.2	$(6.3)	$(4.0)

	4.7%	9.2%	—	—	—

EPS (diluted)	$0.43	$0.69	$0.01	$(0.29)	$(0.19)

Slide 24

Financial Model Long Term

Total

Revenue	100%

Gross Margin	30%

SGA	3%

R&D	7%

Operating Income	20%

Net Income	14%

Slide 25

Balance Sheet
       ($ millions)

September 30, 2001

Assets:

Cash and Investments	$150.4

Inventory	17.9

Accounts Receivable	20.4

PP&E and Other	60.4

Total	$249.1

Liabilities & Equity:

Short Term Liabilities	19.5

Deferred Taxes	4.5

Capital	191.8

Retained Earnings	33.3

Total	$249.1

Slide 26

Three-Five Systems, Inc.
      NYSE